UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 16, 2020
(Date of earliest event reported)

The Eastern Company
 (Exact name of Registrant as specified in its charter)

Connecticut	001-35383	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2020, The Eastern Company (the “Company”) designated James P. Woidke (age 58), Chief Operating Officer of the Company, as the Company’s Principal Operating Officer and as an “executive officer” of the Company as such term is defined under Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “officer” as such term is defined under Rule 16a-1(f) of the Exchange Act.

Mr. Woidke, has been with the Company since 2017. Mr. Woidke was named to his current role of Chief Operating Officer in September, 2020. Prior to assuming this role, Mr. Woidke led Eastern’s Eberhard Manufacturing Group as Managing Director since 2017.

Previously, Mr. Woidke served as President, Forged and Machined Products Group of Park Ohio Corporation, a diversified international manufacturing public company from 2015 to 2017. Prior to joining Park Ohio, Mr. Woidke held several leadership positions with SIFCO Industries, Inc., an international public aerospace and energy forging company from 2006 to 2015. Mr. Woidke was named President in 2014, having served as Executive Vice-President and Chief Operating Officer from 2010-2014. Prior to assuming the COO role, Mr. Woidke led SIFCO’s Forged and Machined Products group as General Manager from 2006-2010. Prior to joining SIFCO, Mr. Woidke was the Director of Engineering and Quality, as well as Business Unit Manager, for Anchor Manufacturing Group from 2003 to 2006. From 1993 to 2003, Mr. Woidke held a number of various leadership positions with Lake Erie Screw Corporation, last serving as Director of Manufacturing Operations.

There are no arrangements or understandings with any other person pursuant to which Mr. Woidke was designated as the Company’s Principal Operating Officer, and there are no family relationships between Mr. Woidke and any director or executive officer of the Company. Additionally, there are no transactions between Mr. Woidke and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: December 22, 2020	/s/ John L. Sullivan III
John L. Sullivan III Vice President and Chief Financial Officer